COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 11:-  COMMITMENTS AND CONTINGENT LIABILITIES

  Royalties:

The Company receives research and development grants from the OCS. Until the end of 2012, the Company was participating in programs sponsored by the Israeli Government for the support of research and development activities. As part of this program the Company is obligated to pay royalties to the OCS, amounting to 3.5% of the sales of the sponsored products, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent upon actual sales of products of the Company and in the absence of such sales no payment is required.

During December 2012, the Company recorded a liability for the early payment of $ 15,886 due to settlement with the Israeli Office of Chief Scientist (OCS), representing the full balance of the contingent liability related to grants received (including interest), which was fully paid during 2013. Upon making this payment and additional $ 250 remaining balance, the Company eliminated all future royalty obligations related to its anticipated revenues. These expenses were included in the cost of revenues in the consolidated statement of comprehensive loss.

For the years ended December 31, 2014, 2013 and 2012, the royalties expense paid and accrued, as part of the Company's cost of revenues, was $ 0, $ 250 and $ 17,703 respectively.

From 2013, the Company is qualified to participate in an approved program with the OCS for companies with large research and development activities and a certain threshold of revenues. Under this program the Company is eligible to receive grants that do not require repayments.

b.       Lease commitments:

In March 2013, the Company signed an agreement to rent offices for an average period of five years, starting July 2013. The total rental expenses are approximately $ 155 per month.

The U.S. subsidiary has an operating lease for office facilities in Woburn, Massachusetts and in San Diego, California, the leases expire on August 31, 2019 and on April 30, 2018 respectively. The Company's subsidiaries maintain smaller offices in South Africa, China, Singapore, Japan, New Zealand, UK and various locations in Europe.

In addition, the Company has operating lease agreements for its motor vehicles, which terminate in 2015 through 2016.

Operating leases (offices and motor vehicles) expense for the years ended December 31, 2014, 2013 and 2012 was $ 3,155, $ 3,273 and $ 2,345, respectively.

As of December 31, 2014, the aggregate future minimum lease obligations (offices and motor vehicles) under non-cancelable operating leases agreements were as follows:

Year ending December 31,

2015	$2,668
2016	2,171
2017	1,917
2018	883
Thereafter	100

Total	$7,739

c.       Major subcontractor:

The Company currently depends on one subcontractor to manufacture and provide hardware, warranty and support for its traffic management systems. If the subcontractor experiences delays, disruptions, quality control problems or a loss in capacity, shipments of products may be delayed and the Company's ability to deliver products could be materially adversely affected. Certain hardware components for the Company's products come from single or limited sources, and the Company could lose sales if these sources fail to satisfy its supply requirements. In the event that the Company terminates its business connection with the subcontractor, it will have to compensate the subcontractor for certain inventory costs, as specified in the agreement with the subcontractor.